UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2015

DICERNA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

87 Cambridgepark Drive

Cambridge, MA 02140

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (617) 621-8097

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

On December 15, 2015, Dicerna Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on December 15, 2015, John “Jack” Green was appointed to serve as interim Chief Financial Officer (“Interim CFO”) of the Company on a part-time basis effective on January 1, 2016. The Company initially amended the Original Form 8-K by a filing a Form 8-K/A on January 5, 2016. This Amendment No. 2 to the Original Form 8-K (the Original Form 8-K together with this Amendment No. 2, the “Form 8-K”) amends the Original Form 8-K to include disclosure of the terms of Mr. Green’s Offer Letter.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2016, the Company and Mr. Green entered into a letter agreement (the “Offer Letter”) providing for Mr. Green’s service, on a temporary or interim basis, as the Company’s Interim CFO effective January 1, 2016. The Offer Letter provides, among other things, that the Interim CFO position is part-time and as compensation for his services as Interim CFO, Mr. Green will receive a salary of $195,520.00, paid bi-weekly per the Company’s payroll practices, subject to standard payroll deductions and withholdings (“Base Salary”). The Company may adjust Mr. Green’s Base Salary periodically at its discretion. Mr. Green will not be eligible to participate in any Company employee benefit plans and policies, including without limitation with respect to severance or equity, except to the extent a plan or policy extends to all employees of the Company. Mr. Green will be expected to comply with all Company policies as in effect or amended from time to time as well as all applicable laws, rules and regulations, including the Company’s standard security trading and code of business conduct and ethics policies. Mr. Green has signed the Company’s standard form of nondisclosure, noncompetition, nonsolicitation and inventions agreement and an indemnification agreement as a condition of his employment. Mr. Green’s employment with the Company is “at will” which may be terminated by the Company or Mr. Green at any time for any or no reason.

The foregoing description of the Offer Letter is a summary only and is qualified in its entirety by reference to the full text of the Offer Letter, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 20, 2016	DICERNA PHARMACEUTICALS, INC.

		By:	/s/ Douglas M. Fambrough, III, Ph.D.
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer